Exhibit 10.2

                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT ("ESCROW AGREEMENT") is made this 31st day of December, 2008 by and between the parties named below:

     A.   DANIEL J. PIERSON, individually (the "SELLER");

     B.   AIR TRANSPORT GROUP HOLDINGS, INC. (the "BUYER");

     C. K&L GATES LLP (the "ESCROW AGENT"), with offices at 200 South Biscayne Boulevard, Wachovia Financial Center, Suite 3900, Miami, FL 33131.

                                    RECITALS

     WHEREAS, the Seller and the Buyer have entered into a Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT") dated the date hereof whereby the Buyer has agreed to purchase all of the issued and outstanding shares of Technical Aero Services, Inc., a Florida corporation (the "SHARES") from the Seller for an aggregate purchase price of Two Million Five Hundred Thousand Dollars ($2,500,000) (the "PURCHASE PRICE");

     WHEREAS, the Purchase Price will be paid in accordance with the terms set forth in the Stock Purchase Agreement upon the terms of that certain promissory note entered into by the Buyer dated the date hereof (the "NOTE");

     WHEREAS, the Seller and the Buyer have agreed that the certificates representing the Shares and the related stock powers (collectively, the "CERTIFICATES") are to be held in escrow to be held and released solely in accordance with the terms and conditions of the Stock Purchase Agreement and this Escrow Agreement;

     WHEREAS, the Seller and the Buyer have agreed that any and all profits arising from the operations of the Company prior to the payment in full of the Purchase Price (the "PROFITS" and, together with the Certificates, the "ESCROWED PROPERTY") are to be held in escrow to be held and released solely in accordance with the terms and conditions of the Stock Purchase Agreement and this Escrow Agreement; and

     WHEREAS, the Seller and the Buyer believe that it is in their best interest that the Escrow Agent have custody and possession of the Escrowed Property until such time as the Escrow Agent is authorized in writing to release the Escrowed Property in accordance with the terms and conditions of this Escrow Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
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                                    AGREEMENT

     1. Appointment of Escrow Agent. The Seller and the Buyer hereby appoint the Escrow Agent to serve as an escrow agent with respect to the Escrowed Property and Escrow Agent hereby accepts such appointment in accordance with the terms of this Escrow Agreement.

     2. Duties of Escrow Agent.

     a. On the Closing Date, the Seller shall deposit with the Escrow Agent the Certificates. Upon payment by the Buyer of the Cash Consideration and the Stock Consideration, as those terms are defined in the Stock Purchase Agreement, and written acknowledgement thereof to the Escrow Agent by the Seller, the Escrow Agent shall deliver to the Buyer the Certificates. The Escrow Agent shall not release any Certificates to the Buyer, except as set forth above, until the total Purchase Price is paid to the Seller and the Escrow Agent receives satisfactory proof thereof or as otherwise instructed by agreement of the Seller and the Buyer. Upon an Event of Default, if the Seller elects to have the Certificates returned and provides written notice of such intent to the Escrow Agent, the Escrow Agent shall deliver the Certificates to the Seller and notify the Buyer by copying it on the transmittal letter.

     b. Until the Purchase Price is paid in full to the Seller, the Company shall deposit any and all profits it earns from its operations (the "PROFITS") with the Escrow Agent. The Escrow Agent shall disburse the Profits as follows:

          i. Prior to the Purchase Price being paid in full, Escrow Agent shall disburse all or a portion of the Profits to the Seller in accordance with written instructions from the Buyer which shall be applied as a prepayment to the Note, but in no instance shall the Seller receive Profits in excess of the Cash Consideration;

          ii. Upon the Purchase Price being paid in full to the Seller and the Escrow Agent receiving satisfactory proof thereof, the Escrow Agent shall disburse any remaining Profits to the Buyer; or

          iii. As otherwise instructed by written agreement of the Seller and the Buyer.

     3. Suspension of Performance by Escrow Agent.

     a. (i) If the Escrow Agent shall not receive written instructions in accordance with Section 2 above on or prior to April 30, 2009, or, (ii) if at any time, there shall exist any dispute between the Seller or the Buyer and the Escrow Agent, or (iii) if at any time the Escrow Agent is unable to determine, to the Escrow Agent's sole and absolute satisfaction, the proper disposition of the Escrowed Property with respect to its obligations hereunder, or (iv) if the Seller and the Buyer have not within thirty (30) days of the furnishing by the Escrow Agent of a notice of resignation pursuant to Section 4 hereof appointed a successor Escrow Agent to act hereunder, then the Escrow Agent may, in its sole and absolute discretion suspend the performance of any of its obligations (including without limitation any obligation to disburse all of the Escrowed

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Property) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of the Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); provided, however, that the Escrow Agent shall continue to hold the Escrowed Property in safe custody.

     b. The Escrow Agent shall have no liability to the Seller or the Buyer or any other person with respect to any such suspension of performance, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the delivery of the Escrowed Property, or any delay in or with respect to any other action required or requested of the Escrow Agent.

     4. Resignation and Removal of Escrow Agent. The Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the Buyer and the Seller, or may be removed, with or without cause, by the Seller and the Buyer acting jointly in writing, at any time by the giving of ten (10) days' prior written notice to Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the Buyer and the Seller jointly shall appoint a successor Escrow Agent hereunder. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent. The retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement upon its delivery of the Escrowed Property to the successor Escrow Agent, but shall not be discharged from any liability for actions taken as escrow agent hereunder prior to such succession. After the retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrowed Property after making copies of such records, as the retiring Escrow Agent deems advisable.

     5. Liability of Escrow Agent.

     a. The Escrow Agent shall have no liability or obligation with respect to the Escrowed Property except for Escrow Agent's willful misconduct or gross negligence. The Escrow Agent's sole responsibility shall be for the safekeeping and release of the Escrowed Property in accordance with the terms of this Escrow Agreement. The Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. The Escrow Agent may rely upon any instrument, as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. The Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrowed Property or to appear in, prosecute or defend any such legal action or proceeding. Without limiting the generality of the foregoing, the Escrow Agent shall not be responsible for or required to enforce any of the terms or conditions of any agreement between the Buyer and the Seller. The

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Escrow  Agent  shall  not be  responsible  or  liable  in  any  manner  for  the performance by the Buyer and the Seller of their respective obligations under any agreement nor shall the Escrow Agent be responsible or liable in any manner for the failure of the Buyer and/or the Seller or any third party to honor any of the provisions of this Escrow Agreement. The Escrow Agent may, if it so desires, consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. The Buyer shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

     b. Nothing contained herein shall be deemed to prevent the Escrow Agent from acting as legal counsel to the Seller in connection with matters arising under this Escrow Agreement or the Stock Purchase Agreement or for any other purpose. In the event that a dispute arises out of or in connection with this Escrow Agreement, and the Seller or the Buyer reasonably determines that the Escrow Agent cannot perform its obligations hereunder in an impartial manner while acting as legal counsel to the Seller, then the party making that determination may unilaterally demand the removal of the Escrow Agent. Such removal shall take effect upon the appointment of a successor Escrow Agent as provided in Section 4 hereof.

     c. The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any U.S. court with respect to the Escrowed Property without determination by the Escrow Agent of such court's jurisdiction in the matter.

     6. Indemnification of Escrow Agent. From and at all times after the date of this Escrow Agreement, each of the Buyer and the Seller shall, to the fullest extent permitted by law, indemnify and hold harmless the Escrow Agent and each partner, director, officer, employee, attorney, agent and affiliate of the Escrow Agent (collectively, the "INDEMNIFIED PARTIES") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding or suit, or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify each of the Buyer and the Seller in writing, and the Buyer and/or the Seller shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (which may be

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selected by such  Indemnified  Party in its sole  discretion) in any such action and to participate in the defense thereof, and in such event the fees and expenses of such counsel up to a reasonable amount shall be paid by the Buyer and/or the Seller. All such fees and expenses payable by the Buyer and/or the Seller pursuant to the foregoing shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the the Buyer and/or the Seller under this Section 6 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent, and shall be independent of any obligation herein owed to the Escrow Agent.

     7. Representations and Warranties.

     a. The Seller makes the following representations and warranties to the Escrow Agent:

          i. The Seller has full power and authority to execute and deliver this Escrow Agreement and to perform his obligations hereunder;

          ii. This Escrow Agreement has been executed by and constitutes a valid and binding agreement of the Seller, enforceable in accordance with its terms.

          iii. The execution, delivery, and performance by the Seller of this Escrow Agreement will not violate, conflict with, or cause a default under any applicable law or regulation, any court order or administrative ruling or decree to which the Seller is a party or any of his property is subject, or any agreement, contract, indenture, or other binding arrangement to which the Seller is a party or any of his property is subject.

          iv. The Seller hereby acknowledges that the status of the Escrow Agent is that of agent for the Seller for the limited purposes set forth herein.

          v. All of the representations and warranties of the Seller contained herein are true and complete as of the date hereof and will be true and complete at the time the Escrowed Property are delivered to or released from escrow by the Escrow Agent.

     b.   Buyer makes the  following  representations  and  warranties to Escrow
          Agent:

          i. The Buyer has full power and authority to execute and deliver this Escrow Agreement and to perform his obligations hereunder;

          ii.  This Escrow  Agreement  has been  executed by and  constitutes  a
               valid  and  binding  agreement  of  the  Buyer,   enforceable  in
               accordance with its terms.

          iii. The execution, delivery, and performance by the Buyer of this Escrow Agreement will not violate, conflict with, or cause a default under any applicable law or regulation, any court order or administrative ruling or decree to which the Buyer is a party or any of his property is subject, or any agreement, contract,

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               indenture,  or other binding  arrangement to which the Buyer is a party or any of his property is subject.

          iv. The Buyer hereby acknowledges that the status of the Escrow Agent is that of agent for the Buyer for the limited purposes set forth herein.

          v. All of the representations and warranties of the Buyer contained herein are true and complete as of the date hereof and will be true and complete at the time the Escrowed Property are delivered to or released from escrow by the Escrow Agent.

     8. Termination. Upon the delivery and disposition of the Escrowed Property in accordance with this Escrow Agreement, this Escrow Agreement shall automatically terminate and the Escrow Agent shall have no further obligation or liability whatsoever with respect to the Escrow Agreement or the Escrowed Property.

     9. Expenses, Indemnification and Contribution.

     a. The Seller and the Buyer (collectively referred to as the "INDEMNITORS"), jointly and severally, agree to indemnify the Escrow Agent and its partners, employees and agents (collectively referred to as the "INDEMNITEES") against, and hold them harmless of and from, as and when incurred, any and all claim, loss, liability, cost, damage and expense, including without limitation, reasonable counsel fees, which the Indemnitees may suffer or incur (collectively, "COST") by reason of any action, claim, proceeding or investigation, brought against or involving the Indemnitees arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates, unless such action, claim or proceeding has been judicially determined to be the sole result of the willful misconduct or gross negligence of the Indemnitees.

     b. If the indemnification provided for in Section 9.a is applicable, but for any reason is held to be unavailable, the Indemnitors shall contribute such amounts as are just and equitable to pay, or to reimburse the Indemnitees for, the aggregate of Cost actually incurred by the Indemnitees as a result of or in connection with, and any amount paid in settlement of, any action, claim or proceeding arising out of or relating in any way to any actions or omissions of the Indemnitors.

     c. The Seller and the Buyer agree to pay or reimburse the Escrow Agent for its reasonable out-of-pocket attorney's fees and expenses incurred in any action to enforce or interpret this Escrow Agreement or in connection with the performance of its duties hereunder.

     10. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mail, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the party to be notified as follows:

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IF TO BUYER TO:

Air Transport Group Holdings, Inc.
Attn:  Arnold Leonora
7453 Woodruff Way
Stone Mountain, Georgia  30087

IF TO SELLER TO:

Daniel J. Pierson
14750 SW 152nd Court
Miami, Florida  33196

WITH A COPY TO:

K&L Gates, LLP
Attention: Marc H. Auerbach, Esq.
200 S. Biscayne Blvd.
Suite 3900
Miami, Florida 33131

or to such other address as each Party may designate for itself by notice to the other parties.

     11. Amendment or Waiver. This Escrow Agreement may be changed, waived, discharged or terminated only by a writing signed by the Seller, the Buyer and the Escrow Agent. No delay or omission by any Party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

     12. Severability. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

     13. Dispute Resolution and Governing Law. This Escrow Agreement shall be deemed to be made and entered into in the State of Florida, and shall in all respects be interpreted, enforced and governed under Florida law, without giving effect to Florida's conflict of laws principles. The Parties expressly consent to the exclusive jurisdiction and venue of the United States District Court for the Southern District of Florida.

     14. Attorneys' Fees. The substantially prevailing Party in any action to enforce or interpret this Escrow Agreement shall be entitled to attorneys' fees, interest, costs and the expenses of litigation, both in trial and upon appeal.

     15. Entire Agreement. This Escrow Agreement constitutes the entire agreement among the Parties relating to the acceptance and disposition of the Escrowed Property and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrowed Property.

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     16.  Definitions.  Any capitalized  terms used in this Escrow Agreement but not defined herein shall have the meanings set forth in the Stock Purchase Agreement.

     17. Binding Effect. All of the terms of this Escrow Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the Buyer, the Seller and the Escrow Agent.

     18. Execution in Counterparts. This Escrow Agreement may be executed in one or more counterparts including counterparts received as signed confirmed facsimiles or via email, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF,  the parties hereto have executed this Escrow Agreement as of the date set forth above.

                         DANIEL J. PIERSON

                         -------------------------------------
                         Daniel J. Pierson, Individually

                         AIR TRANSPORT GROUP HOLDINGS, INC.

                         By:
                            ----------------------------------

                         Name:
                              --------------------------------

                         Title:
                               -------------------------------

                         K&L GATES LLP

                         By:
                            ----------------------------------

                         Name:
                              --------------------------------

                         Title:
                               -------------------------------

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